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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2006

                        Commission File Number 001-31921

                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                     36-3972986
(State or other jurisdiction of incorporation                (I.R.S. Employer
               or organization)                           Identification Number)

                        9900 West 109th Street, Suite 600
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2006 Salt Union Ltd., a subsidiary of Compass Minerals International, Inc. ("Salt Union") entered into an Employment Service Agreement (the "Agreement") with David John Goadby, formerly Vice President and Managing Director of Salt Union.

The Agreement provides for Mr. Goadby's employment as Vice President of Strategic Development through at least May 1, 2008. Mr. Goadby will be paid a base salary and is eligible for employee incentive bonuses, optional participation in Salt Union's retirement plans and special bonus payments on August 1, 2007 and May 1, 2008. The Agreement includes confidentiality, non-competition and non-solicitation provisions.

In the event there is a change of control of Salt Union, Mr. Goadby will be entitled to terminate the Agreement and receive a payment based on salary and medical insurance payments for 12 months and any remaining special bonus payments.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On October 30, 2006 the Company issued a press release announcing that on November 1, 2006, Mr. Goadby's title and job function will change to Vice President - Strategic Development. Mr. Goadby will be responsible for strategic opportunities and long-term growth for the Company. Mr. Ronald Bryan, head of the Great Salt Lake Minerals subsidiary and its specialty fertilizer segment, will assume additional responsibility for Salt Union as the Vice President and General Manager of Great Salt Lake Minerals and Salt Union.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

(d) Exhibits:

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
Exhibit No.   Document
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
10.1          Service Agreement between Compass Minerals International, Inc. and
              David John Goadby dated October 27, 2006

99.1 Press Release disseminated on October 30, 2006 by Compass Minerals International, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPASS MINERALS INTERNATIONAL, INC.


Date: November 1, 2006                  /s/ Rodney L. Underdown
                                        ----------------------------------------
                                        Rodney L. Underdown Vice President,
                                        Chief Financial Officer, Secretary and
                                        Treasurer